SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                      ------------------------------------

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2006

                            VULCAN MATERIALS COMPANY
             (Exact name of registrant as specified in its charter)

         New Jersey                      I-4033                 63-0366371
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


                             1200 Urban Center Drive
                            Birmingham, Alabama 35242
               (Address of principal executive offices) (zip code)

                                 (205) 298-3000
               Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 5.02        Departure of Director or Principal Officers; Election of
                 Directors; Appointment of Principal Officers.

                 On December 12, 2006, Vulcan Materials Company announced certain changes within the senior management structure of the Company's Construction Materials Group. The changes are effective February 1, 2007.

                 James W. Smack (63), Senior Vice President, Construction Materials Group, will retire effective February 1, 2007. G. M.
                 (Mac) Badgett, III (57) will succeed Mr. Smack, and will retain the title Senior Vice President, Construction Materials Group, a position he has held since February, 1999. Mr. Badgett's increased responsibilities will include the Group's key support functions, which include marketing, procurement, safety, health, environmental, technical, geological, and operations and engineering services. He will also serve as senior advisor to all of the Company's Construction Materials divisions, and will promote the sharing of best practices among the divisions.

                 The sons of Mr. Badgett and Mr. Smack are employed by Vulcan as a Senior Sales Representative, Midsouth Division, and a District Sales Manager, Mideast Division, respectively. The sons are not executive officers of Vulcan and their compensation and benefits were established in accordance with the compensation policies and practices applicable to Vulcan employees in comparable positions.

                 Ronald G. McAbee (59), currently President of the Company's Western Division, has been named Senior Vice President, West. Mr. McAbee joined Vulcan in 1974 and served as President of Vulcan's Mideast Division before assuming his current position in 2004. Danny R. Shepherd has been named Senior Vice President, East. Mr. Shepherd rejoined Vulcan in 2002 as President of the Company's Southeast Division. Prior to that time he was President of Global Stone Corporation, having previously served at Vulcan in positions of increasing responsibility from 1973 to 1993.

                 Mr. McAbee will oversee the management of Vulcan's Western, Midsouth and Midwest Divisions. Mr. Shepherd will oversee management of the Vulcan's Mideast, Southeast, Southern-Gulf Coast and Southwest Divisions.


Item 9.01        Financial Statements and Exhibits.

                 (c)       Exhibits:

                           Exhibit No.    Description
                           -----------    -----------
                               99.1       Press release dated December 12, 2006
                                          announcing the appointment of
                                          various executive officers.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                               VULCAN MATERIALS COMPANY
                                                (Registrant)


                                           By:    /s/William F. Denson, III
                                               ----------------------------
                                                  William F. Denson, III
Dated:   December 12, 2006